As filed with the Securities and Exchange Commission on December 27, 2005
                         Commission File No. 333-128584
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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------
                                    FORM 8-K

                            ADMIRALTY HOLDING COMPANY
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                         (formerly Ruby Mining Company)

                 (Name of small business issuer in its charter)

      Colorado                           1000                    83-0214117
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(State or jurisdiction of   (Primary Standard Industrial     (I.R.S. Employer
     Organization)          Classification Code Number)   Identification Number)


                             3318 Highway 5, No. 504
                        Douglasville, Georgia 30135-2308
                                 (404) 348-4728

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             (Address and telephone number of registrant's principal
               executive offices and principal place of business)

     Murray D. Bradley, Jr., Secretary-Treasurer and Chief Financial Officer
                             3318 Highway 5, No. 504
                        Douglasville, Georgia 30135-2308
                                 (404) 348-4728
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            (Name, address and telephone number of agent for service)

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                                   Copies to:

                           Steven A. Cunningham, Esq.
                           Steven A. Cunningham, P.C.
                        11660 Alpharetta Hwy., Suite 155
                             Roswell, Georgia 30076
                            Telephone: (770) 442-2364

ITEM 801.  OTHER EVENTS

On December 21, 2005, Admiralty Holding Company (the "Company") closed the third tranche of its $2,500,000 financing (the "Financing") with The NIR Group of Rosalyn, New York, first announced by the Company in June of this year. Pursuant to this third tranche, the Company issued $850,000 of callable secured convertible notes and five-year warrants to purchase 3,269,228 shares of the Company's Common Stock at an exercise price of $.25 per share, the terms of which notes and warrants are described in the Company's 8-K filing on June 30, 2005. The third tranche was predicated upon the Company's SB-2 Registration Statement covering the shares underlying the callable secured convertible notes and the warrants issued pursuant to the terms of the Financing becoming effective. The Registration Statement was declared effective by the United States Securities and Exchange Commission on December 20, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                               ADMIRALTY HOLDING COMPANY
                                               (Registrant)


Dated: December 27, 2005                       By /s/ Murray D. Bradley, Jr.
                                               ------------------------------
                                                  Murray D. Bradley, Jr.
                                                  Chief Financial Officer